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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Waddell & Reed Financial, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-8.

                                 /s/ KMPG PEAT MARWICK LLP

Kansas City, Missouri
October 14, 1998